UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2012

ERF Wireless Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2911 South Shore Boulevard, Suite 100, League City, Texas 77573

(Address of principal executive offices) (Zip Code)

(281) 538-2101

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In March 2011, shareholders holding in excess of a majority of outstanding voting capital of ERF Wireless, Inc. (the “Company”) approved via written consent an amendment to the Company’s articles of incorporation to effect (i) an increase in the Company’s authorized capital and (ii) a reverse split of the Company’s common stock. The purpose of this Current Report on Form 8-K is to file copies of these amendments, which are attached hereto as Exhibits 3.1 and 3.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment dated March 28, 2011

3.2	Certificate of Amendment dated July 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 14, 2012

/s/ H. Dean Cubley
Dr. H. Dean Cubley
Chief Executive Officer

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